Business Combinations (Details) - Schedule of estimated fair values of the assets acquired and liabilities - Y.G. Soft IT Ltd [Member] $ in Thousands	Jan. 01, 2021 USD ($)
Business Combinations (Details) - Schedule of estimated fair values of the assets acquired and liabilities [Line Items]
Net liabilities, excluding $402 cash acquired	$ (402)
Customer relationships, net of deferred tax liability	886
Redeemable non-controlling interests	(719)
Goodwill	967
Total assets acquired	$ 732